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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                         DIGITAL DESCRIPTOR SYSTEMS, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

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                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                               446 Lincoln Highway
                       Fairless Hills, Pennsylvania 19030


                                  SUPPLEMENT TO
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 13, 2003


To the Stockholders of
DIGITAL DESCRIPTOR SYSTEMS, INC.:

         Please be advised that the Board of Directors of Digital Descriptor Systems, Inc. has elected to adjourn its Annual Meeting of Stockholders to March 13, 2003. The Annual Meeting, initially scheduled to be held on February 25, 2003, is being adjourned to March 13, 2003 due to scheduling conflicts. The meeting, as adjourned, will continue to be held at DDSI Headquarters, 446 Lincoln Highway, Fairless Hills, Pennsylvania, at 10:00 a.m. (EST) on March 13, 2003.

         All proposals will remain the same; however, new Proxy cards will be sent.



                                     By Order of the Board of Directors,



                                     Michael J. Pellegrino, Secretary

Dated:  February 13, 2003

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                                                  DIGITAL DESCRIPTOR SYSTEMS, INC.
                             Proxy for the Annual Meeting of Stockholders to be held on March 13, 2003
                                    This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Owen Naccarato, Esq., attorney with full power of substitution, to vote as directed below all shares of Common Stock of Digital Descriptor Systems, Inc. (the "Company"), registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at the offices of the Company, 446 Lincoln
Highway, Fairless Hills, Pennsylvania, on March 13, 2003 at 10:00 a.m. local time, and at any adjournment or postponement thereof
(the "Meeting").

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1.       TO ELECT FOUR DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED
         ( ) FOR all nominees listed below (except as marked to the contrary) ( ) WITHHOLD AUTHORITY to vote for all nominees listed below
         INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through than nominee's name.
                  Robert Gowell               Vincent Moreno               Michael Pellegrino           Anthony Shupin

2.       THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
         OF COMMON STOCK FROM 150,000,000 TO 750,000,000.
                  (   ) FOR                          (   )  AGAINST                     (   ) ABSTAIN

3.       TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO PROVIDE FOR A STOCK COMBINATION
         (REVERSE SPLIT) OF THE COMMON STOCK IN AN EXCHANGE RATIO TO BE APPROVED BY THE BOARD, FROM ONE NEWLY ISSUED SHARE FOR EACH
         TEN OUTSTANDING SHARES OF COMMON STOCK TO ONE NEWLY ISSUED SHARE FOR EACH TWENTY OUTSTANDING SHARES OF COMMON STOCK.
                  (   ) FOR                          (   )  AGAINST                     (   ) ABSTAIN

4.       TO APPROVE THE APPOINTMENT OF WITHUMSMITH+BROWN AS AUDITORS FOR DIGITAL DESCRIPTOR SYSTEMS, INC.
                  (   ) FOR                          (   )  AGAINST                     (   ) ABSTAIN

5.       AS SUCH PROXIES MAY IN THEIR DISCRETION DETERMINE IN RESPECT OF ANY OTHER BUSINESS PROPERLY TO COME BEFORE THE MEETING
         (THE BOARD OF DIRECTORS KNOWING OF NO SUCH OTHER BUSINESS). THE DIRECTORS RECOMMEND A VOTE FOR ITEMS 1 THROUGH 4.

UNLESS THE UNDERSIGNED DIRECTS OTHERWISE THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 5 AS PROPOSED.

                                                                           PLEASE SIGN, DATE, AND RETURN IN THE ENVELOPE PROVIDED.

                                                                           DATED _________________________, 2003

                                                                           Signature:_______________________________________________

                                                                           Signature________________________________________________

                                                                           Please sign in the same form as your name or names
                                                                           appear hereon. For joint accounts, both owners must
                                                                           sign. Executors and other fiduciaries should indicate
                                                                           their title. If signed on behalf of a corporation, give
                                                                           the title of the officer signing.
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